UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material under §240.14a-12

CEPHEID

(Name of Registrant as Specified In Its Charter)

DANAHER CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following materials were first provided to employees of Cepheid on September 8, 2016:

Introduction to Danaher

Forward Looking Statements Statements in this communication that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, are “forward-looking” statements within the meaning of the U.S. federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things, risks and uncertainties related to: general economic conditions and conditions affecting the industries in which Danaher Corporation (“Danaher”, “us” or the “Company”) and Cepheid operate; the uncertainty of regulatory approvals; the parties’ ability to satisfy the merger agreement conditions and consummate the transaction on the anticipated timetable or at all; Danaher’s ability to successfully integrate Cepheid’s operations and employees with Danaher’s existing business; the ability to realize anticipated growth, synergies and cost savings; and Cepheid’s performance and maintenance of important business relationships. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2015 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the second quarter of 2016. These forward-looking statements speak only as of the date of this communication and, except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. With respect to the forward-looking information presented on a non-GAAP basis, the Company is unable to provide a quantitative reconciliation to GAAP because the items that would be reconciled are inherently difficult to predict and estimate due to their unknown timing, effect and/or significance, such as future gains or losses on the sale of marketable securities, acquisition or divestiture-related gains or charges and discrete tax items. ADDITIONAL INFORMATION AND WHERE TO FIND IT Cepheid intends to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction, the definitive version of which will be sent or provided to Cepheid stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov and at Cepheid’s website at www.cepheid.com. CERTAIN INFORMATION CONCERNING PARTICIPANTS Danaher, Cepheid and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Cepheid investors and security holders in connection with the proposed transaction. Information about Danaher’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement. 2

Why Danaher Is Excited about Cepheid We appreciate Cepheid’s deep clinical insights and expertise: easy-to-use molecular systems and tests that deliver timely diagnostic information when it’s needed most! Innovative team and culture with exceptional talent Market leadership, innovative products, extensive installed base, and unmatched test menu Cepheid’s R&D expertise will add to Danaher Dx broad R&D portfolio; complement to DHR Dx DHR $5 billion Dx revenue position optimizes Cepheid’s long-term growth Danaher Business System can help improve operational efficiency, build on commercial success and enhance leadership 3

Danaher Today Fortune 150 global science & technology innovator committed to helping customers solve complex challenges and improve quality of life around the world More than 20 operating companies in four strategic segments: Life Sciences, Diagnostics, Dental, and Environmental & Applied Solutions Globally diverse team of 59,000 associates united by a common culture and operating system, the Danaher Business System, and a Shared Purpose of ‘Helping Realize Life’s Potential’ Generated ~$16.5B in revenue* in 2016 * 2015 revenue excludes revenue from Fortive Corporation; adjusted to include full year revenue from Pall Corporation for Pall’s fiscal year ended July 31, 2015

Danaher Business System 6

DANAHER

Reporting Segments; Where Cepheid Will Fit

Life Sciences

~$5.0B revenue*

- Beckman Coulter Life Sciences
- SCIEX
- Molecular Devices
- Leica Microsystems
- PALL

Diagnostics

~$5.0B revenue

- Beckman Coulter
- Leica Biosystems
- Radiometer
- Cepheid. A better way.

Dental

~$2.8B revenue

- KaVo. Dental Excellence.
- Kerr
- Nobel Biocare
- Ormco
- DEXIS

Environmental & Applied Solutions

~$3.8B revenue

Water Quality

- HACH Be Right™
- Trojan technologies
- ChemTreat

Product ID

- Videojet
- ESKO
- x-rite
- PANTONE

* 2015 revenue adjusted to include full year revenue from Pall Corporation for Pall's fiscal year ended July 31, 2015

Primary Market Critical care testing at point-of-care (POC) and Core lab Core Products Blood samplers Blood gas analyzers Cardiac markers at POC Handheld hemoglobin & glucose Primary Market Anatomical Pathology laboratory Core Products Breast biopsy devices Tissue sample preparation Primary and advanced staining Digital pathology Primary Market Hospital Core laboratory and Reference labs Core Products Core lab analyzers and reagents used in clinical chemistry, immunoassay, hematology, urinalysis & microbiology Lab automation & IT solutions Diagnostics Platform At A Glance Beckman Coulter Leica Biosystems Radiometer Leading positions in core lab, anatomical pathology and critical care testing

How We Win in Diagnostics Comprehensive product solutions offering superior workflow efficiency Global distribution and service network with large instrument installed-base Investments in the highest-impact growth opportunities Targeted organic investments in innovation, new product development and sales coverage to drive share gains Leveraging M&A to broaden our product offerings

What Happens Next? Transaction is expected to be completed around the end of calendar year 2016 Between now and close: Danaher and Cepheid will continue to operate separately Danaher not involved in the day-to-day activities of Cepheid Communication and engagement as Cepheid and Danaher build teams to start planning transition Create process for you to share ideas, questions – we want to hear them 10

Focus in the Coming Weeks Keep working; patients are depending on you Continue to take care of your customers Leverage the acquisition as an opportunity for growth Be open to new ideas Get to know Danaher and our formula for success Continue to support each other through this change